                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           SEI INSTITUTIONAL MANAGED TRUST
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                         same
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         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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         0-11(1).

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         2)  Aggregate number of securities to which transaction applies:

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         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)  Proposed maximum aggregate value of transaction:

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         5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         4)  Date Filed:
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

                      SMALL CAP VALUE PORTFOLIO

                  IMPORTANT SHAREHOLDER INFORMATION
           The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your portfolio. Each proxy card may be completed by voting for or against the proposal relating to your portfolio. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

           We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that your portfolio will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations, which may cost your portfolio money.

           Please take a few moments to exercise your right to vote.
           Thank you.

                   SEI INSTITUTIONAL MANAGED TRUST

                        SEI INSTITUTIONAL MANAGED TRUST

Dear Shareholder,

    A Shareholder Meeting of the SEI Small Cap Value Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") has been scheduled for May 20, 1997. Since you were a shareholder of record as of the close of business on April 1, 1997, you are entitled to vote at the meeting or any adjournment of the meeting.

    Whether or not you plan to attend the meeting, we need your vote. While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing a proxy card. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope so that the maximum number of shares may be voted.

    The attached proxy statement is designed to give you detailed information relating to the proposal on which you are being asked to vote. We encourage you to support the Trustees' recommendation. The proposal described in the proxy statement relates to the following matter:

I. APPROVING THE SELECTION OF LSV ASSET MANAGEMENT ("LSV") AS A SUB-ADVISER FOR THE SMALL CAP VALUE PORTFOLIO OF SEI INSTITUTIONAL MANAGED TRUST, AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN LSV AND SEI FINANCIAL MANAGEMENT CORPORATION RELATING TO THE PORTFOLIO. (IN ADDITION TO THE CURRENT SUB-ADVISERS, 1838 INVESTMENT ADVISORS, L.P. AND BOSTON PARTNERS ASSET MANAGEMENT, L.P., LSV WILL MANAGE THE PORTFOLIO'S EXPOSURE TO U.S. SMALL CAPITALIZATION VALUE STOCKS.)

    The purpose of the above recommendation is to enhance the overall characteristics of the Portfolio by further diversifying the Portfolios' assets to a third sub-adviser, LSV. LSV's investment specialty is in the identification and management of deep value stocks, a discipline that is slightly different from, and complimentary to, the style of the current sub-advisers, 1838 Investment Advisors L.P. and Boston Partners Asset Management, L.P.

    Your vote is important to us. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the SEI Funds.

                                          Sincerely,

                                          David G. Lee
                                           President and Chief Executive Officer
                                           SEI Institutional Managed Trust

                        SEI INSTITUTIONAL MANAGED TRUST
                                2 OLIVER STREET
                                BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1997

    Notice is hereby given that a Special Meeting of Shareholders of the Small Cap Value Portfolio (the "Portfolio") of SEI Institutional Managed Trust ("SIMT" or the "Trust") will be held at the offices of SEI Financial Management Corporation ("SFM"), Oaks, Pennsylvania 19456, on May 20, 1997, at 3:30 p.m.

    At the meeting, shareholders of the Portfolio will be asked to consider and approve a new Sub-Adviser and a new sub-advisory agreement. The specifics of the Proposal, which are more fully described in the attached Proxy Statement, are as follows:

I. TO APPROVE THE SELECTION OF LSV ASSET MANAGEMENT ("LSV") AS SUB-ADVISER FOR THE SMALL CAP VALUE PORTFOLIO OF SEI INSTITUTIONAL MANAGED TRUST, AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN LSV AND SEI FINANCIAL MANAGEMENT CORPORATION RELATING TO THE PORTFOLIO.

    The Proposal relates to the approval of the selection of LSV to serve as Sub-Adviser to the Portfolio, and to the approval of an Investment Sub-Advisory Agreement for the Portfolio. The Trust operates using a "Manager of Managers" structure, under which the Trustees are able, upon the recommendation of SFM and without Shareholder approval, to replace Sub-Advisers and/or appoint additional Sub-Advisers for the Portfolio. However, because LSV is an affiliate of SFM, Shareholder approval of the appointment of LSV and of the new sub-advisory agreement between LSV and SFM is necessary.

    In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

    All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted.

    Shareholders of record at the close of business on April 1, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

    April 14, 1997

                                          BY ORDER OF THE BOARD OF TRUSTEES
                                           RICHARD W. GRANT, SECRETARY

                        SEI INSTITUTIONAL MANAGED TRUST
                                2 OLIVER STREET
                                BOSTON, MA 02109
                            ------------------------

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust ("SIMT" or the "Trust") for use at the Special Meeting of Shareholders to be held on May 20, 1997, at 3:30 p.m., at the offices of SEI Financial Management Corporation ("SFM"), Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Small Cap Value Portfolio (the "Portfolio") of record at the close of business on April 1, 1997 ("Shareholders"), are entitled to vote at the Meeting. The approximate number of units of beneficial interest ("shares") issued and outstanding for the Portfolio as of April 1, 1997 was 14,620,379.41.

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the Investment Adviser for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust. The proxy and this Proxy Statement are being mailed to Shareholders on or about April 14, 1997.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

    The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Portfolio to vote on the selection of a new Sub-Adviser, and to approve a new Investment Sub-Advisory Agreement in connection with this new relationship. Shareholders are required to approve the selection of LSV Asset Management ("LSV") as a Sub-Adviser for the Portfolio, and to approve a new Investment Sub-Advisory Agreement between SFM and LSV relating to the Portfolio.

    The Trust operates using a "Manager of Managers" structure under which the Trustees are able, upon the recommendation of SFM and without Shareholder approval, to replace Sub-Advisers and/ or appoint additional Sub-Advisers to the Portfolio. However, because LSV is an affiliate of SFM, Shareholder approval is necessary.

I. APPROVAL OF A SUB-ADVISER AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE SMALL CAP VALUE PORTFOLIO

    The Board of Trustees is recommending that Shareholders of the Portfolio approve LSV as an additional Sub-Adviser for the Portfolio and approve the new Investment Sub-Advisory Agreement between SFM and LSV relating to the Portfolio.

A.  DISCUSSION OF "MANAGER OF MANAGERS" ARRANGEMENT.

    Section 15(a) of the Investment Company Act of 1940 (the "Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to the appointment of Sub-Advisers to the Portfolio. The SEC has granted the Trust an exemption from the shareholder approval requirements which permits the Trust's Board of Trustees, without Shareholder approval, to appoint additional or replacement Sub-Advisers (herein, "Sub-Advisers"). The Board would not, however, be able to replace SFM as investment adviser to the Portfolio without complying with the Act and applicable regulations governing Shareholder approval of advisory contracts.

    Under the "Manager of Managers" structure, SFM has general oversight responsibility for the investment advisory services provided to the Trust, including formulating investment policies and analyzing economic trends affecting the Trust. SFM is responsible for managing the allocation of assets among the Sub-Advisers and directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to the Portfolio's investment objectives and policies and the investment performance of the Portfolio and may provide specific portfolio security advice. HOWEVER, SFM HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE PORTFOLIO DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

    Under the "Manager of Managers" structure, Sub-Advisers are selected based primarily upon the research and recommendations of SFM, the Investment Adviser and "Manager of Managers" for the Portfolio. SFM evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SFM allocates and, when appropriate, reallocates the Portfolio's assets among Sub-Advisers, depending on SFM's assessment of what combination of Sub-Advisers it believes will optimize the Portfolio's chances of achieving its investment objective. After completing this evaluation process, SFM recommended, and the Board approved, the selection of LSV as a new Sub-Adviser.

B.  SELECTION OF LSV ASSET MANAGEMENT AS SUB-ADVISER.

    THE SUB-ADVISER. If approved by shareholders, LSV will serve as Sub-Adviser for a portion of the assets of the Portfolio. In accordance with the Portfolio's investment objectives and policies, and under the supervision of SFM and the Trust's Board of Trustees, LSV will be responsible for the day-to-day investment management of a discrete portion of the assets of the Portfolio authorized to make investment decisions for the Portfolio and place orders on behalf of the Portfolio to effect the investment decisions made. SFM will monitor the compliance of LSV with regulatory and tax regulations, such as those relating to portfolio concentration and diversification. For the most part, compliance with these requirements by LSV with respect to its portion of the Portfolio will assure compliance by the Portfolio as a whole.

    LSV is a registered investment adviser organized as a Delaware general partnership. SEI Funds, Inc., an affiliate of SFM, owns a majority interest in LSV. The general partners of LSV have developed quantitative value analysis methodology and software which has been used to manage assets over the past 5 years. The portfolio identified by the model has been implemented by a number of institutional clients with aggregate assets invested of approximately $711 million. The principal business address of LSV is 181 W. Madison Avenue, Chicago, Illinois 60602.

    Listed below are the names, titles and addresses of the principal executive officer and each of LSV's partners and principals. No Trustee of the Trust purchased or sold partnership interests in LSV during the Trust's most recent fiscal year. Except as noted below, the principal business address of each partner and principal of LSV is 181 W. Madison Avenue, Chicago, Illinois 60602.

NAME                                                 TITLE
----------------------------------------  ---------------------------
SEI Funds, Inc.                           General Partner
Oaks, PA 19456
Lakonishok Corporation                    General Partner
Shleifer Corporation                      General Partner
Vishny Corporation                        General Partner
Christopher LaCroix                       Partner
Josef Lakonishok                          Principal and CEO
Andrei Shleifer                           Principal
Robert Vishny                             Principal
Gilbert Beebower                          Chairman, Management
SEI Investments Company                   Committee
Oaks, PA 19456

    TRUSTEES' CONSIDERATIONS. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the form of the Investment Sub-Advisory Agreement with respect to the Portfolio at a meeting held on December 9 and 10, 1996. The Trustees received written and oral information from both SFM and LSV. SFM recommended the selection of LSV as an additional Sub-Adviser and reviewed the considerations and the search process that had led to the recommendation. The Trustees also met with representatives of the Sub-Adviser and considered information about key personnel, investment philosophy and process and performance track record, among other factors.

    In recommending that the Shareholders approve LSV, the Trustees carefully evaluated the investing experience of the Sub-Adviser's key personnel and the quality of services the Sub-Adviser can be expected to provide to the Portfolio, including, but not limited to: (1) the nature and quality of the services expected to be rendered by the Sub-Adviser; (2) the distinct investment objective and policies of the Portfolio; (3) the compensation payable to the Sub-Adviser under the Investment Sub-Advisory Agreement; (4) the history, reputation, and background of the Sub-Adviser, as well as the qualifications of its personnel and financial condition; (5) its performance record, including its performance as Sub-Adviser to the SIMT Large Cap Value Portfolio; and (6) other factors deemed relevant, including the impact on SFM's profitability. The Trustees also reviewed the fees to be paid to the Sub-Adviser in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by the Sub-Adviser or its affiliates in connection with soft dollar practices.

    DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT. Under the Investment Sub-Advisory Agreement (a copy of which is attached as Exhibit A), the Sub-Adviser will make investment decisions for the assets of the Portfolio allocated to it by SFM and continuously review, supervise, and administer the Portfolio's investment program with respect to these assets. The Sub-Adviser will discharge its responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objectives, policies and limitations. The Investment Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust, its shareholders, or SFM by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by the Sub-Adviser to its obligations or duties thereunder.

    DURATION AND TERMINATION. If approved, and unless terminated earlier, the Investment Sub-Advisory Agreement shall continue in effect as to the Portfolio through December, 1998 and thereafter for periods of one year for so long as such continuance is specifically approved at least annually: (i) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

    The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SFM's Investment Advisory Agreement with respect to the Portfolio is terminated. The Investment Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to the Portfolio, by a vote of a majority of the outstanding shares on not less than 30 days' nor more than 60 days' written notice to LSV. In addition, the Investment Sub-Advisory Agreement is terminable by LSV upon 90 days' written notice to the Trust or SFM.

    In the event Shareholders of the Portfolio do not approve LSV at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

    COMPENSATION. Under the proposed Investment Sub-Advisory Agreement, SFM will pay LSV a fee, which is calculated and paid monthly, based on the annual percentage rate of .50% of the average monthly market value of the portion of the assets of the Portfolio managed by LSV. Under the existing Investment Sub-Advisory Agreements between SFM and LSV relating to the SIMT Large Cap Value Portfolio and the SEI Institutional Investments Trust ("SIIT") Large Cap Fund, SFM pays LSV a fee, which is calculated and paid monthly, based on the annual percentage rate of .20% of the average monthly market value of investments under management. For the period from commencement of operations through December 30, 1996, LSV received from SFM $28,408.79 as compensation for its investment sub-advisory services to the SIIT Large Cap Fund. During the fiscal year ended September 30, 1996, LSV received from SFM $179,000 as compensation for its investment sub-advisory services to the SIMT Large Cap Value Portfolio. For the fiscal year ended September 30, 1996, SFM received $703,904 as compensation for its investment advisory services to the Large Cap Value Portfolio.

       THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL I.
             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    DISTRIBUTION. SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Investments Company, Oaks, Pennsylvania 19456 ("SEI"), acts as the Distributor of SIMT's shares pursuant to a Distribution Agreement dated January 22, 1987 between the Trust and SFS. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI. William M. Doran, a Trustee of the Trust, is a Director and Secretary of SEI.

    PORTFOLIO TRANSACTIONS. For the fiscal year ended September 30, 1996, the Portfolio paid $186,041 in commissions to SFS, an affiliated broker that serves as the Trust's Distributor.

    5% SHAREHOLDERS. As of April 1, 1997, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Portfolio.

                                                      PERCENTAGE OF
NAME AND ADDRESS                                       PORTFOLIO'S
OF BENEFICIAL OWNER               NUMBER OF SHARES        SHARES
--------------------------------  -----------------  ----------------
SEI Trust Company                   9,437,682.1820          64.68%
Attn: Jackie Esposito
One Freedom Valley Drive
Oaks, PA 19456

    The Trust's Trustees and officers do not beneficially own any shares of the Trust.

    ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

    REQUIRED VOTE. Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Portfolio. As defined in the Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

    SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Company, Legal Department, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

    OTHER MATTERS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                            ------------------------

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN
                                  IT PROMPTLY.

                                                                       EXHIBIT A

                       INVESTMENT SUB-ADVISORY AGREEMENT
                        SEI INSTITUTIONAL MANAGED TRUST

    AGREEMENT made this    day of          , 1997, by and among SEI Financial
Management Corporation, (the "Adviser") and LSV Asset Management (the "Sub-Adviser").

    WHEREAS, SEI Institutional Managed Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the Small Cap Value Portfolio (the "Portfolio"), which is a series of the Trust; and

    WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

    NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6),
    (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may reasonably request.

    The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filled by the Adviser or the Trust with the Securities and Exchange Commission ("SEC") or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the

    Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of his Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Portfolio's investment objectives, policies, and restrictions, as provided in Section 1 hereunder.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c) Prospectus(es) of the Portfolio.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of investments under management and will be paid to the Sub-Adviser monthly. The Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. REPORTS. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolios, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Adviser harmless under this Section 7 where the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

8. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a Sub-Adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Portfolio(s) involved, the Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Sub-Adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

    This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

 9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

           To the Adviser at:                      SEI Financial Management
                                                   Corporation
                                                   Oaks, PA 19456
                                                   Attention: Legal Department

           To the Sub-Adviser at:                  LSV Asset Management
                                                   181 W. Madison Avenue
                                                   Chicago, IL 60602
                                                   Attention: President

12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation        LSV Asset Management
                                              By SEI Funds, Inc.,
                                              a general partner

By:                                           By:

Title:                                        Title:

                         SCHEDULE A DATED JUNE 14, 1996
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                      SEI FINANCIAL MANAGEMENT CORPORATION
                                      AND
                              LSV ASSET MANAGEMENT

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate of up to:

Large Cap Value Portfolio                   .20%

                       SCHEDULE B DATED            , 1997
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                      SEI FINANCIAL MANAGEMENT CORPORATION
                                      AND
                              LSV ASSET MANAGEMENT

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate of up to:

Small Cap Value Portfolio                   .50%

Agreed and Accepted:

SEI Financial Management Corporation        LSV Asset Management
                                              By SEI Funds, Inc.,
                                              a general partner

By:                                           By:
Title:                                        Title:

                           SEI INSTITUTIONAL MANAGED TRUST
                              SMALL CAP VALUE PORTFOLIO

                     PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                  THE SPECIAL MEETING OF SHAREHOLDERS, MAY 20, 1997

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Kevin P. Robins and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Small Cap Value Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), Oaks, Pennsylvania 19456, on May 20, 1997, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of the selection of LSV Asset Management ("LSV") as Sub-Adviser for the Portfolio, and the approval of a new Investment Sub-Advisory Agreement between LSV and SFM relating to the Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:


PROPOSAL 1.   Approve the selection of LSV as an investment sub-adviser for the
              Portfolio, and to approve a new Investment Sub-Advisory Agreement between LSV and SFM relating to the Portfolio.

              ____For   ____Against    ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1997
      -----------------                 --------------------------------
                                       Signature of Shareholder

                                        --------------------------------
                                       Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.